December 29, 2022

Supplement

SUPPLEMENT DATED DECEMBER 29, 2022 TO THE SUMMARY PROSPECTUS OF
MORGAN STANLEY EUROPE OPPORTUNITY FUND, INC.,
Dated February 28, 2022

Effective immediately, Anil Agarwal serves as a co-portfolio manager of the Fund. Kristian Heugh will continue as the lead portfolio manager. Wendy Wang no longer serves as a co-portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by the Global Opportunity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Kristian Heugh	Managing Director of the Adviser	Since inception
Anil Agarwal	Managing Director of the Sub-Adviser	December 2022

Please retain this supplement for future reference.

MSEOSUMPROSPT 12/22